EXHIBIT 24.1
                                                                    ------------


                                POWER OF ATTORNEY
                                -----------------
                             (Form S-8 Registration)

     KNOW ALL MEN BY THESE PRESENTS, that the undersigned, an officer and/or director of SCHNITZER STEEL INDUSTRIES, INC., does hereby constitute and appoint ROBERT W. PHILIP AND BARRY A. ROSEN, and each of them, his or her true and lawful attorney and agent to do any and all acts and things and to execute in his or her name (whether on behalf of Schnitzer Steel Industries, Inc. or as an officer or director of said Company, or otherwise) any and all instruments which said attorney and agent may deem necessary or advisable in order to enable Schnitzer Steel Industries, Inc. to comply with the Securities Act of 1933, as amended, and any requirements of the Securities and Exchange Commission in respect thereof, in connection with the registration under the Securities Act of 1933, as amended, of 1,200,000 shares of Class A Common Stock of Schnitzer Steel Industries, Inc. issuable pursuant to the 1993 Stock Incentive Plan, including specifically, but without limitation thereto, power and authority to sign his or her name (whether on behalf of Schnitzer Steel Industries, Inc. or as an officer or director of said Company, or otherwise) to a Registration Statement on Form S-8 and any amendment thereto (including any post-effective amendment) or application for amendment thereto in respect to such Class A Common Stock or any exhibits filed therewith; and to file the same with the Securities and Exchange Commission; and the undersigned does hereby ratify and confirm all that said attorney and agent shall do or cause to be done by virtue hereof.

DATED: September 23, 2002



                                                     /s/ ROBERT W. PHILIP
                                                     ---------------------------
                                                     Robert W. Philip

                                POWER OF ATTORNEY
                                -----------------
                             (Form S-8 Registration)

     KNOW ALL MEN BY THESE PRESENTS, that the undersigned, an officer and/or director of SCHNITZER STEEL INDUSTRIES, INC., does hereby constitute and appoint ROBERT W. PHILIP AND BARRY A. ROSEN, and each of them, his or her true and lawful attorney and agent to do any and all acts and things and to execute in his or her name (whether on behalf of Schnitzer Steel Industries, Inc. or as an officer or director of said Company, or otherwise) any and all instruments which said attorney and agent may deem necessary or advisable in order to enable Schnitzer Steel Industries, Inc. to comply with the Securities Act of 1933, as amended, and any requirements of the Securities and Exchange Commission in respect thereof, in connection with the registration under the Securities Act of 1933, as amended, of 1,200,000 shares of Class A Common Stock of Schnitzer Steel Industries, Inc. issuable pursuant to the 1993 Stock Incentive Plan, including specifically, but without limitation thereto, power and authority to sign his or her name (whether on behalf of Schnitzer Steel Industries, Inc. or as an officer or director of said Company, or otherwise) to a Registration Statement on Form S-8 and any amendment thereto (including any post-effective amendment) or application for amendment thereto in respect to such Class A Common Stock or any exhibits filed therewith; and to file the same with the Securities and Exchange Commission; and the undersigned does hereby ratify and confirm all that said attorney and agent shall do or cause to be done by virtue hereof.

DATED: October 3, 2002



                                                     /s/ BARRY A. ROSEN
                                                     ---------------------------
                                                     Barry A. Rosen

                                POWER OF ATTORNEY
                                -----------------
                             (Form S-8 Registration)

     KNOW ALL MEN BY THESE PRESENTS, that the undersigned, an officer and/or director of SCHNITZER STEEL INDUSTRIES, INC., does hereby constitute and appoint ROBERT W. PHILIP AND BARRY A. ROSEN, and each of them, his or her true and lawful attorney and agent to do any and all acts and things and to execute in his or her name (whether on behalf of Schnitzer Steel Industries, Inc. or as an officer or director of said Company, or otherwise) any and all instruments which said attorney and agent may deem necessary or advisable in order to enable Schnitzer Steel Industries, Inc. to comply with the Securities Act of 1933, as amended, and any requirements of the Securities and Exchange Commission in respect thereof, in connection with the registration under the Securities Act of 1933, as amended, of 1,200,000 shares of Class A Common Stock of Schnitzer Steel Industries, Inc. issuable pursuant to the 1993 Stock Incentive Plan, including specifically, but without limitation thereto, power and authority to sign his or her name (whether on behalf of Schnitzer Steel Industries, Inc. or as an officer or director of said Company, or otherwise) to a Registration Statement on Form S-8 and any amendment thereto (including any post-effective amendment) or application for amendment thereto in respect to such Class A Common Stock or any exhibits filed therewith; and to file the same with the Securities and Exchange Commission; and the undersigned does hereby ratify and confirm all that said attorney and agent shall do or cause to be done by virtue hereof.

DATED: September 30, 2002



                                                     /s/ KELLY E. LANG
                                                     ---------------------------
                                                     Kelly E. Lang

                                POWER OF ATTORNEY
                                -----------------
                             (Form S-8 Registration)

     KNOW ALL MEN BY THESE PRESENTS, that the undersigned, an officer and/or director of SCHNITZER STEEL INDUSTRIES, INC., does hereby constitute and appoint ROBERT W. PHILIP AND BARRY A. ROSEN, and each of them, his or her true and lawful attorney and agent to do any and all acts and things and to execute in his or her name (whether on behalf of Schnitzer Steel Industries, Inc. or as an officer or director of said Company, or otherwise) any and all instruments which said attorney and agent may deem necessary or advisable in order to enable Schnitzer Steel Industries, Inc. to comply with the Securities Act of 1933, as amended, and any requirements of the Securities and Exchange Commission in respect thereof, in connection with the registration under the Securities Act of 1933, as amended, of 1,200,000 shares of Class A Common Stock of Schnitzer Steel Industries, Inc. issuable pursuant to the 1993 Stock Incentive Plan, including specifically, but without limitation thereto, power and authority to sign his or her name (whether on behalf of Schnitzer Steel Industries, Inc. or as an officer or director of said Company, or otherwise) to a Registration Statement on Form S-8 and any amendment thereto (including any post-effective amendment) or application for amendment thereto in respect to such Class A Common Stock or any exhibits filed therewith; and to file the same with the Securities and Exchange Commission; and the undersigned does hereby ratify and confirm all that said attorney and agent shall do or cause to be done by virtue hereof.

DATED: September 30, 2002



                                                     /s/ CAROL S. LEWIS
                                                     ---------------------------
                                                     Carol S. Lewis

                                POWER OF ATTORNEY
                                -----------------
                             (Form S-8 Registration)

     KNOW ALL MEN BY THESE PRESENTS, that the undersigned, an officer and/or director of SCHNITZER STEEL INDUSTRIES, INC., does hereby constitute and appoint ROBERT W. PHILIP AND BARRY A. ROSEN, and each of them, his or her true and lawful attorney and agent to do any and all acts and things and to execute in his or her name (whether on behalf of Schnitzer Steel Industries, Inc. or as an officer or director of said Company, or otherwise) any and all instruments which said attorney and agent may deem necessary or advisable in order to enable Schnitzer Steel Industries, Inc. to comply with the Securities Act of 1933, as amended, and any requirements of the Securities and Exchange Commission in respect thereof, in connection with the registration under the Securities Act of 1933, as amended, of 1,200,000 shares of Class A Common Stock of Schnitzer Steel Industries, Inc. issuable pursuant to the 1993 Stock Incentive Plan, including specifically, but without limitation thereto, power and authority to sign his or her name (whether on behalf of Schnitzer Steel Industries, Inc. or as an officer or director of said Company, or otherwise) to a Registration Statement on Form S-8 and any amendment thereto (including any post-effective amendment) or application for amendment thereto in respect to such Class A Common Stock or any exhibits filed therewith; and to file the same with the Securities and Exchange Commission; and the undersigned does hereby ratify and confirm all that said attorney and agent shall do or cause to be done by virtue hereof.

DATED: September 24, 2002



                                                     /s/ SCOTT LEWIS
                                                     ---------------------------
                                                     Scott Lewis

                                POWER OF ATTORNEY
                                -----------------
                             (Form S-8 Registration)

     KNOW ALL MEN BY THESE PRESENTS, that the undersigned, an officer and/or director of SCHNITZER STEEL INDUSTRIES, INC., does hereby constitute and appoint ROBERT W. PHILIP AND BARRY A. ROSEN, and each of them, his or her true and lawful attorney and agent to do any and all acts and things and to execute in his or her name (whether on behalf of Schnitzer Steel Industries, Inc. or as an officer or director of said Company, or otherwise) any and all instruments which said attorney and agent may deem necessary or advisable in order to enable Schnitzer Steel Industries, Inc. to comply with the Securities Act of 1933, as amended, and any requirements of the Securities and Exchange Commission in respect thereof, in connection with the registration under the Securities Act of 1933, as amended, of 1,200,000 shares of Class A Common Stock of Schnitzer Steel Industries, Inc. issuable pursuant to the 1993 Stock Incentive Plan, including specifically, but without limitation thereto, power and authority to sign his or her name (whether on behalf of Schnitzer Steel Industries, Inc. or as an officer or director of said Company, or otherwise) to a Registration Statement on Form S-8 and any amendment thereto (including any post-effective amendment) or application for amendment thereto in respect to such Class A Common Stock or any exhibits filed therewith; and to file the same with the Securities and Exchange Commission; and the undersigned does hereby ratify and confirm all that said attorney and agent shall do or cause to be done by virtue hereof.

DATED: September 26, 2002



                                                     /s/ KENNETH M. NOVACK
                                                     ---------------------------
                                                     Kenneth M. Novack

                                POWER OF ATTORNEY
                                -----------------
                             (Form S-8 Registration)

     KNOW ALL MEN BY THESE PRESENTS, that the undersigned, an officer and/or director of SCHNITZER STEEL INDUSTRIES, INC., does hereby constitute and appoint ROBERT W. PHILIP AND BARRY A. ROSEN, and each of them, his or her true and lawful attorney and agent to do any and all acts and things and to execute in his or her name (whether on behalf of Schnitzer Steel Industries, Inc. or as an officer or director of said Company, or otherwise) any and all instruments which said attorney and agent may deem necessary or advisable in order to enable Schnitzer Steel Industries, Inc. to comply with the Securities Act of 1933, as amended, and any requirements of the Securities and Exchange Commission in respect thereof, in connection with the registration under the Securities Act of 1933, as amended, of 1,200,000 shares of Class A Common Stock of Schnitzer Steel Industries, Inc. issuable pursuant to the 1993 Stock Incentive Plan, including specifically, but without limitation thereto, power and authority to sign his or her name (whether on behalf of Schnitzer Steel Industries, Inc. or as an officer or director of said Company, or otherwise) to a Registration Statement on Form S-8 and any amendment thereto (including any post-effective amendment) or application for amendment thereto in respect to such Class A Common Stock or any exhibits filed therewith; and to file the same with the Securities and Exchange Commission; and the undersigned does hereby ratify and confirm all that said attorney and agent shall do or cause to be done by virtue hereof.

DATED: September 25, 2002



                                                     /s/ JEAN S. REYNOLDS
                                                     ---------------------------
                                                     Jean S. Reynolds

                                POWER OF ATTORNEY
                                -----------------
                             (Form S-8 Registration)

     KNOW ALL MEN BY THESE PRESENTS, that the undersigned, an officer and/or director of SCHNITZER STEEL INDUSTRIES, INC., does hereby constitute and appoint ROBERT W. PHILIP AND BARRY A. ROSEN, and each of them, his or her true and lawful attorney and agent to do any and all acts and things and to execute in his or her name (whether on behalf of Schnitzer Steel Industries, Inc. or as an officer or director of said Company, or otherwise) any and all instruments which said attorney and agent may deem necessary or advisable in order to enable Schnitzer Steel Industries, Inc. to comply with the Securities Act of 1933, as amended, and any requirements of the Securities and Exchange Commission in respect thereof, in connection with the registration under the Securities Act of 1933, as amended, of 1,200,000 shares of Class A Common Stock of Schnitzer Steel Industries, Inc. issuable pursuant to the 1993 Stock Incentive Plan, including specifically, but without limitation thereto, power and authority to sign his or her name (whether on behalf of Schnitzer Steel Industries, Inc. or as an officer or director of said Company, or otherwise) to a Registration Statement on Form S-8 and any amendment thereto (including any post-effective amendment) or application for amendment thereto in respect to such Class A Common Stock or any exhibits filed therewith; and to file the same with the Securities and Exchange Commission; and the undersigned does hereby ratify and confirm all that said attorney and agent shall do or cause to be done by virtue hereof.

DATED: September 24, 2002



                                                     /s/ DORI SCHNITZER
                                                     ---------------------------
                                                     Dori Schnitzer

                                POWER OF ATTORNEY
                                -----------------
                             (Form S-8 Registration)

     KNOW ALL MEN BY THESE PRESENTS, that the undersigned, an officer and/or director of SCHNITZER STEEL INDUSTRIES, INC., does hereby constitute and appoint ROBERT W. PHILIP AND BARRY A. ROSEN, and each of them, his or her true and lawful attorney and agent to do any and all acts and things and to execute in his or her name (whether on behalf of Schnitzer Steel Industries, Inc. or as an officer or director of said Company, or otherwise) any and all instruments which said attorney and agent may deem necessary or advisable in order to enable Schnitzer Steel Industries, Inc. to comply with the Securities Act of 1933, as amended, and any requirements of the Securities and Exchange Commission in respect thereof, in connection with the registration under the Securities Act of 1933, as amended, of 1,200,000 shares of Class A Common Stock of Schnitzer Steel Industries, Inc. issuable pursuant to the 1993 Stock Incentive Plan, including specifically, but without limitation thereto, power and authority to sign his or her name (whether on behalf of Schnitzer Steel Industries, Inc. or as an officer or director of said Company, or otherwise) to a Registration Statement on Form S-8 and any amendment thereto (including any post-effective amendment) or application for amendment thereto in respect to such Class A Common Stock or any exhibits filed therewith; and to file the same with the Securities and Exchange Commission; and the undersigned does hereby ratify and confirm all that said attorney and agent shall do or cause to be done by virtue hereof.

DATED: September 23, 2002



                                                     /s/ GARY SCHNITZER
                                                     ---------------------------
                                                     Gary Schnitzer

                                POWER OF ATTORNEY
                                -----------------
                             (Form S-8 Registration)

     KNOW ALL MEN BY THESE PRESENTS, that the undersigned, an officer and/or director of SCHNITZER STEEL INDUSTRIES, INC., does hereby constitute and appoint ROBERT W. PHILIP AND BARRY A. ROSEN, and each of them, his or her true and lawful attorney and agent to do any and all acts and things and to execute in his or her name (whether on behalf of Schnitzer Steel Industries, Inc. or as an officer or director of said Company, or otherwise) any and all instruments which said attorney and agent may deem necessary or advisable in order to enable Schnitzer Steel Industries, Inc. to comply with the Securities Act of 1933, as amended, and any requirements of the Securities and Exchange Commission in respect thereof, in connection with the registration under the Securities Act of 1933, as amended, of 1,200,000 shares of Class A Common Stock of Schnitzer Steel Industries, Inc. issuable pursuant to the 1993 Stock Incentive Plan, including specifically, but without limitation thereto, power and authority to sign his or her name (whether on behalf of Schnitzer Steel Industries, Inc. or as an officer or director of said Company, or otherwise) to a Registration Statement on Form S-8 and any amendment thereto (including any post-effective amendment) or application for amendment thereto in respect to such Class A Common Stock or any exhibits filed therewith; and to file the same with the Securities and Exchange Commission; and the undersigned does hereby ratify and confirm all that said attorney and agent shall do or cause to be done by virtue hereof.

DATED: September 20, 2002



                                                     /s/ LEONARD SCHNITZER
                                                     ---------------------------
                                                     Leonard Schnitzer

                                POWER OF ATTORNEY
                                -----------------
                             (Form S-8 Registration)

     KNOW ALL MEN BY THESE PRESENTS, that the undersigned, an officer and/or director of SCHNITZER STEEL INDUSTRIES, INC., does hereby constitute and appoint ROBERT W. PHILIP AND BARRY A. ROSEN, and each of them, his or her true and lawful attorney and agent to do any and all acts and things and to execute in his or her name (whether on behalf of Schnitzer Steel Industries, Inc. or as an officer or director of said Company, or otherwise) any and all instruments which said attorney and agent may deem necessary or advisable in order to enable Schnitzer Steel Industries, Inc. to comply with the Securities Act of 1933, as amended, and any requirements of the Securities and Exchange Commission in respect thereof, in connection with the registration under the Securities Act of 1933, as amended, of 1,200,000 shares of Class A Common Stock of Schnitzer Steel Industries, Inc. issuable pursuant to the 1993 Stock Incentive Plan, including specifically, but without limitation thereto, power and authority to sign his or her name (whether on behalf of Schnitzer Steel Industries, Inc. or as an officer or director of said Company, or otherwise) to a Registration Statement on Form S-8 and any amendment thereto (including any post-effective amendment) or application for amendment thereto in respect to such Class A Common Stock or any exhibits filed therewith; and to file the same with the Securities and Exchange Commission; and the undersigned does hereby ratify and confirm all that said attorney and agent shall do or cause to be done by virtue hereof.

DATED: September 22, 2002



                                                     /s/ ROBERT S. BALL
                                                     ---------------------------
                                                     Robert S. Ball

                                POWER OF ATTORNEY
                                -----------------
                             (Form S-8 Registration)

     KNOW ALL MEN BY THESE PRESENTS, that the undersigned, an officer and/or director of SCHNITZER STEEL INDUSTRIES, INC., does hereby constitute and appoint ROBERT W. PHILIP AND BARRY A. ROSEN, and each of them, his or her true and lawful attorney and agent to do any and all acts and things and to execute in his or her name (whether on behalf of Schnitzer Steel Industries, Inc. or as an officer or director of said Company, or otherwise) any and all instruments which said attorney and agent may deem necessary or advisable in order to enable Schnitzer Steel Industries, Inc. to comply with the Securities Act of 1933, as amended, and any requirements of the Securities and Exchange Commission in respect thereof, in connection with the registration under the Securities Act of 1933, as amended, of 1,200,000 shares of Class A Common Stock of Schnitzer Steel Industries, Inc. issuable pursuant to the 1993 Stock Incentive Plan, including specifically, but without limitation thereto, power and authority to sign his or her name (whether on behalf of Schnitzer Steel Industries, Inc. or as an officer or director of said Company, or otherwise) to a Registration Statement on Form S-8 and any amendment thereto (including any post-effective amendment) or application for amendment thereto in respect to such Class A Common Stock or any exhibits filed therewith; and to file the same with the Securities and Exchange Commission; and the undersigned does hereby ratify and confirm all that said attorney and agent shall do or cause to be done by virtue hereof.

DATED: October 8, 2002



                                                     /s/ WILLIAM A. FURMAN
                                                     ---------------------------
                                                     William A. Furman

                                POWER OF ATTORNEY
                                -----------------
                             (Form S-8 Registration)

     KNOW ALL MEN BY THESE PRESENTS, that the undersigned, an officer and/or director of SCHNITZER STEEL INDUSTRIES, INC., does hereby constitute and appoint ROBERT W. PHILIP AND BARRY A. ROSEN, and each of them, his or her true and lawful attorney and agent to do any and all acts and things and to execute in his or her name (whether on behalf of Schnitzer Steel Industries, Inc. or as an officer or director of said Company, or otherwise) any and all instruments which said attorney and agent may deem necessary or advisable in order to enable Schnitzer Steel Industries, Inc. to comply with the Securities Act of 1933, as amended, and any requirements of the Securities and Exchange Commission in respect thereof, in connection with the registration under the Securities Act of 1933, as amended, of 1,200,000 shares of Class A Common Stock of Schnitzer Steel Industries, Inc. issuable pursuant to the 1993 Stock Incentive Plan, including specifically, but without limitation thereto, power and authority to sign his or her name (whether on behalf of Schnitzer Steel Industries, Inc. or as an officer or director of said Company, or otherwise) to a Registration Statement on Form S-8 and any amendment thereto (including any post-effective amendment) or application for amendment thereto in respect to such Class A Common Stock or any exhibits filed therewith; and to file the same with the Securities and Exchange Commission; and the undersigned does hereby ratify and confirm all that said attorney and agent shall do or cause to be done by virtue hereof.

DATED: September 23, 2002



                                                     /s/ RALPH R. SHAW
                                                     ---------------------------
                                                     Ralph R. Shaw